Execution Version THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT This THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into on January 4, 2022 but made effective as of December 31, 2021, by and among Squadron Capital LLC, a Delaware limited liability company (“Lender”), OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”) and the subsidiaries of OrthoPediatrics parties hereto (“Borrowers” and individually a “Borrower”). RECITALS: A. Lender made loans and certain other financial accommodations to Borrowers as evidenced by that certain Fourth Amended and Restated Loan and Security Agreement dated as of December 31, 2017, among Borrowers and Lender (as amended, the “Existing Loan and Security Agreement”). B. Borrowers and Lender hereby agree to amend the Existing Loan and Security Agreement as described in this Amendment. NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby incorporated into this Amendment and made a part hereof, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Incorporation of Recitals. Borrowers and Lender hereby agree that all of the Recitals in this Amendment are hereby incorporated into and made a part hereof. 2. Capitalized Terms. Except as otherwise defined in this Amendment, each capitalized term used herein shall have the same meaning as that assigned to it in the Existing Loan and Security Agreement, and such definitions shall be incorporated herein by reference, as if fully set forth herein. 3. Amendments to Existing Loan and Security Agreement. A. Section 1.1 of the Existing Loan and Security Agreement is hereby amended by amending and restating the following definition: “Applicable Rate”: A rate equal to (i) Term SOFR plus (ii) 8.69% per annum, provided that in no event shall the Applicable Rate be less than 10% per annum. B. Section 1.1 of the Existing Loan and Security Agreement is hereby amended by adding the following new definitions in alphabetical order: “Prime Rate”: the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Lender) or any similar release by the Federal Reserve Board (as determined by the Lender). Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective. “Term SOFR”: for any calculation with respect to the Revolving Loan, the Term SOFR Reference Rate for a tenor of six months on the day (such day, the “Periodic Term

2 SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Lender in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. C. Section 3.8 of the Existing Loan and Security Agreement is hereby amended and restated in its entirety as follows: 3.8 Term SOFR Replacement Terms. Notwithstanding anything herein to the contrary, in the event Lender determines Term SOFR is permanently or indefinitely unavailable or unascertainable, or ceases to be published by the Term SOFR Administrator, the reference to Term SOFR in the definition of Applicable Rate shall be changed to Prime Rate without any amendment to, or further action or consent of any party to this Agreement or any Loan Document. 4. Representations, Warranties and Covenants. Each Borrower hereby represents, warrants and covenants to Lender as follows: A. no Unmatured Default or Event of Default has occurred and is continuing under the Existing Loan and Security Agreement or any other Loan Document; B. the representations and warranties of such Borrower in the Existing Loan and Security Agreement and each other Loan Document are true and correct in all material respects as of the date hereof as though each of said representations and warranties was made on the date hereof (except, in each case for representations and warranties which by their terms are expressly applicable to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date); and C. this Amendment has been duly authorized, executed and delivered on behalf of such Borrower and this Amendment constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or laws affecting creditor's rights generally and by general principles of equity.

3 5. Conditions Precedent. The obligation of Lender to enter into this Amendment is subject to the following conditions precedent: A. Borrowers shall have entered into, executed and delivered this Amendment to Lender. B. Lender shall have received a certificate from the Secretary of Borrowers, or any equivalent in the respective jurisdictions, (i) attesting to the resolutions of the Board of Directors authorizing its execution, delivery and performance of this Amendment, (ii) authorizing specific officers of Borrowers, or any equivalent in the respective jurisdictions, to execute this Amendment and (iii) attesting to the incumbency, where this is appropriate, and signature of specific officers of Borrowers. 7. Waiver of Claims. Each Borrower hereby acknowledges, agrees and affirms that it currently possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Existing Loan and Security Agreement or any other Loan Document or any amendments thereto (collectively, the “Claims”), nor does any Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Existing Loan and Security Agreement or any other Loan Document, as amended hereby, each Borrower hereby unconditionally, irrevocably and unequivocally waives to the extent permitted by applicable law and fully releases any and all such Claims as if such Claims were the subject of a lawsuit (other than the defense of payment in full), adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice. 8. Ratification of Existing Loan and Security Documents. From and after the date hereof, the Existing Loan and Security Agreement and the other Loan Documents shall be deemed to be amended and modified as provided herein, and, except as so amended and modified, the Existing Loan and Security Agreement and the other Loan Documents shall continue in full force and effect and the Existing Loan and Security Agreement and the applicable provisions of this Amendment shall be read, taken and construed as one and the same instrument. Each Borrower hereby remakes, ratifies and reaffirms all of its Obligations under the terms of the Existing Loan and Security Agreement and the other Loan Documents and any other document to which it is a party evidencing, creating or securing the Loans, as of the date hereof after giving effect to the amendments contained herein including, without limitation, the granting of a security interest thereunder. On and after the date hereof, the term “Loan and Security Agreement” used in any document evidencing the Loan shall mean the Existing Loan and Security Agreement as amended hereby. Except as expressly set forth in this Amendment, nothing in this Amendment shall constitute a waiver or relinquishment of (a) any Unmatured Default or Event of Default under any of the Loan Documents, (b) any of the agreements, terms or conditions contained in any of the Loan Documents, (c) any rights or remedies of Lender with respect to the Loan Documents, or (d) the rights of Lender to collect the full amounts owing to them under the Loan Documents. 9. Consents. Each Borrower hereby represents that this Amendment does not violate any provision of any instrument, document, contract or agreement to which such party is a party, or each Borrower hereby represents that it has obtained all requisite consents under those third party instruments prior to entering into this Amendment. 10. Further Assurances. The parties hereto, shall, at any time and from time to time, following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

4 11. Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this Amendment shall together constitute one and the same agreement. Delivery of a counterpart to this Amendment by facsimile or electronic transmission shall constitute delivery of an original counterpart hereto. 12. Representation by Counsel. Each Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Amendment; that it has read and fully understands the terms hereof, that such party and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Amendment, and that it intends to be bound hereby. 13. No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the sole benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment. 14. Governing Law. The provision of Section 11.15 of the Existing Loan and Security Agreement is hereby incorporated herein by reference. 15. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY LAW, BORROWERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. EACH BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AMENDMENT. THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

Third Amendment to Fourth Amended and Restated Loan and Security Agreement IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Fourth Amended and Restated Loan and Security Agreement dated as of the date first written above. ORTHOPEDIATRICS CORP. By: /s/ David Bailey____________________ David Bailey Chief Executive Officer ORTHOPEDIATRICS US DISTRIBUTION CORP. By: /s/ David Bailey____________________ David Bailey President & Chief Executive Officer ORTHOPEDIATRICS EU LIMITED By: /s/ Fred Hite_______________________ Fred Hite Chief Financial Officer ORTHOPEDIATRICS AUS PTY LTD By: /s/ Fred Hite_______________________ Fred Hite Chief Financial Officer ORTHOPEDIATRICS NZ LTD By: /s/ Fred Hite_______________________ Fred Hite Chief Financial Officer ORTHEX, LLC By: /s/ Fred Hite_______________________ Fred Hite Manager

Third Amendment to Fourth Amended and Restated Loan and Security Agreement OP EU B.V. By: /s/ Daniel Gerritzen___________________ Name: Daniel Gerritzen Title: Authorized Representative OP NETHERLANDS B.V. By: /s/ Daniel Gerritzen___________________ Name: Daniel Gerritzen Title: Authorized Representative TELOS PARTNERS, LLC By: /s/ Daniel Gerritzen___________________ Name: Daniel Gerritzen Title: Authorized Representative APIFIX LTD. By: /s/ Daniel Gerritzen___________________ Name: Daniel Gerritzen Title: Authorized Representative

LENDER: SQUADRON CAPITAL LLC By: /s/ David Pelizzon__________________________ David Pelizzon President